SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES OF

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

PolarisAmerica Variable Annuity

VARIABLE ANNUITY ACCOUNT TWO

Vista Capital Advantage Variable Annuity

VARIABLE ANNUITY ACCOUNT SEVEN

Polaris II Asset Manager Variable Annuity

VARIABLE ANNUITY ACCOUNT NINE

AllianceBernstein Ovation Variable Annuity

AllianceBernstein Ovation Plus Variable Annuity

AllianceBernstein Ovation Advantage Variable Annuity

AllianceBernstein Ovation Advisor Variable Annuity

OUR ANNUITY SERVICE CENTER ADDRESS HAS CHANGED. IF YOU HAVE QUESTIONS ABOUT YOUR CONTRACT OR NEED TO CONTACT US, PLEASE WRITE TO ANNUITY SERVICE CENTER, P.O. BOX 15570, AMARILLO, TX 79105 OR CALL (800) 445-7862.

THE FOLLOWING INFORMATION PERTAINS TO THE INCOME PHASE SECTION AND THE LATEST ANNUITY DATE:

As previously communicated to you, if your Latest Annuity Date, as defined by your contract, is earlier than age 95, you may be eligible for an extension of the Accumulation Phase to the first business day of the month following your 95th birthday.

In accordance with the Company’s final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for an extension, you must notify us that you want to extend your Accumulation Phase. The Company cannot automatically extend your Accumulation Phase. If you do not notify us, your contract will be annuitized on the Latest Annuity Date using the default option specified in your contract. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.

Dated: May 1, 2013

Please keep this Supplement with your Prospectus